UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 20, 2012

Unigene Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Fulton Street, Boonton, New Jersey		07005
(Address of principal executive offices)		(Zip Code)

(973) 265-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On July 20, 2012 the European Medicines Agency issued a press release concerning the marketability of approved calcitonin products in Europe (see web address below).  Unigene has licensed to Upsher-Smith Laboratories its patented nasal formulation of calcitonin for commercialization in the United States and has licensed the development and worldwide commercialization rights (except China) for its Phase 3 oral calcitonin to Tarsa Therapeutics, Inc.

Unigene is currently evaluating the potential regulatory and commercial impact of this announcement on calcitonin related products marketed or under development by its licensees and partners in Europe and other markets as well as the resulting financial impact on the Company’s future business operations.

http://www.ema.europa.eu/ema/index.jsp?curl=pages/news_and_events/news/2012/07/news_detail_001573.jsp&mid=WC0b01ac058004d5c1

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

/s/ Gregory T. Mayes
Gregory T. Mayes, Chief Business Officer

Date:       July 23, 2012